PROSPECTUS

April 1, 2024

as supplemented July 29, 2024

The Advisors’ Inner Circle Fund III

RAYLIANT SMDAM JAPAN EQUITY ETF

Principal Listing Exchange: NYSE Arca, Inc.

Ticker Symbol: RAYJ

Investment Adviser:

Rayliant Investment Research
doing business as
Rayliant Asset Management

Investment Sub-Adviser:
Sumitomo Mitsui DS Asset Management Company, Ltd
doing business as
SMDAM

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
Any representation to the contrary is a criminal offense.

About This Prospectus

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

Rayliant SMDAM Japan Equity ETF

Investment Objective

The Rayliant SMDAM Japan Equity ETF (the “Fund”) seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.65%
Other Expenses[1]	0.68%
Total Annual Fund Operating Expenses	1.33%
Less Fee Reductions and/or Expense Reimbursements[2]	0.61%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.72%

[1]	Other Expenses are based on estimated amounts for the current fiscal year.
[2]

Rayliant Investment Research, doing business as Rayliant Asset Management (the “Adviser” or “Rayliant”) has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding any class-specific expenses (including distribution and service (12b-1) fees), interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses) (collectively, “excluded expenses”)) from exceeding 0.72% of the average daily net assets of the Fund until January 31, 2026 (the “contractual expense limit”).

In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. The agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2026.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$74	$308

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced investment operations as of the date of this prospectus, it does not have portfolio turnover information to report.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in equity securities of issuers located in Japan. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

The Fund’s sub-adviser, Sumitomo Mitsui DS Asset Management Company, Ltd, doing business as SMDAM (the “Sub-Adviser” or “SMDAM”), considers an issuer to be located in Japan if it meets one or more of the following criteria: (i) the issuer is organized under the laws of, or has its principal office in Japan; (ii) the issuer has the primary trading markets for its securities in Japan; (iii) the issuer derives at least 50% of its revenue or profits from goods or services sold or performed, or investments made, in Japan; or (iv) the issuer has at least 50% of its assets in Japan. For clarity, the Sub-Adviser may rely on only one criterion to determine an issuer’s location even if other criteria may indicate a different location.

The equity securities in which the Fund primarily invests are common stock and preferred stock. The Fund’s portfolio allocations to common and preferred stocks are determined by the Sub-Adviser based upon current and relative yield and the potential total return of these securities relative to their investable universe. The Fund may invest in securities of companies with any market capitalization. The Fund’s equity investments may also include derivatives, principally futures contracts, which will be used primarily by the Fund for hedging purposes, to equitize cash positions in the Fund’s portfolio, or to otherwise gain exposure to an instrument without investing in such instrument directly. The Fund will utilize futures contracts because they not only provide equity exposure to the Fund’s cash balance, but also provide increased flexibility in responding to client cash flow needs (e.g., redemptions). Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced.

The Fund possesses the discretion to allocate investments across various sectors; however, the execution of the Fund’s investment strategy may lead to a substantial portion of its net assets being invested in one or more sectors at any particular juncture. The selection of these sectors is contingent upon prevailing market demand. No predetermined sectors exist, as the Fund engages in entirely bottom-up fundamental research, potentially resulting in the Fund focusing on one or more sectors from time to time. For instance, the Fund may allocate a substantial portion of its assets to a particular sector based on the high conviction of its portfolio managers, or as a result of stock selection.

Subject to the Adviser’s oversight, the Sub-Adviser makes investment decisions regarding which securities to buy and sell for the Fund. In identifying securities to purchase for the Fund’s portfolio, the Sub-Adviser focuses on companies that it believes demonstrate sustainable earnings growth, based on the Sub-Adviser’s fundamental analysis of individual companies. In the Sub-Adviser’s view, companies that have sustainable earnings growth are companies that (i) establish competitive and advantageous positions in growing markets and segments where demand is rapidly rising; (ii) have distinctive business models that create new markets where the Sub-Adviser determines that competition does not exist and enjoy substantial marginal profits; and (iii) are able to ignite new demand by developing new products and services which the Sub-Adviser determines did not exist previously. Other fundamental characteristics are also considered when evaluating companies to be included in the Fund’s portfolio, including but not limited to (i) size, stability and trajectory of cash flows; (ii) management’s experience, capability and depth; (iii) marketing strategies; (iv) current and future products or services; (v) corporate governance; and (vi) financial health. A determination to sell a company is typically triggered by either (i) negative change on company fundamentals; or (ii) stock price volatility.

Due to its investment strategy, the Fund may buy and sell securities frequently. The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Risk of Investing in Japan — The growth of Japan’s economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. There can be no assurance that overseas demand for the products and services of Japanese companies will not change adversely in the future. China has become an important trading partner with Japan, but the countries’ political relationship has been strained at times. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness. Natural disasters, such as earthquakes, volcanoes, typhoons or tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy and, in turn, the Fund.

Foreign Company Risk — Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the same level of regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers and foreign markets and securities may be less liquid. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected.

Large Capitalization Companies Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Medium Capitalization Companies Risk — The risk that medium capitalization companies in which the Fund may invest may have greater price volatility, lower trading volume and be more vulnerable to adverse business or economic events than larger, more established companies. In addition, medium capitalization companies may have narrow product lines, smaller shares of their product or service markets and fewer financial resources than large capitalization companies.

Small Capitalization Companies Risk — The risk that, compared to medium and large capitalization companies, small capitalization companies in which the Fund may invest may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Geographic Focus Risk — To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Preferred Stock Risk — Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Active Management Risk — The Fund is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Management Risk — The success of the Fund’s strategy is dependent on the Sub-Adviser’s ability and its stock selection process to correctly identify the Fund’s investments. If the Sub-Adviser’s conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Growth Style Risk — The Adviser’s or the Sub-Adviser’s growth investment style may increase the risks of investing in the Fund. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly when it appears that those expectations will not be met. In addition, a growth investing style may go in and out of favor over time, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

ETF Risks — The Fund is an exchange-traded fund (“ETF”) and, as a result of this structure, it is exposed to the following risks:

Trading Risk — Shares of the Fund may trade on NYSE Arca, Inc. (the “Exchange”) above or below their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand and may deviate significantly from the value of the Fund’s holdings, particularly in times of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund shares bought or sold. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These factors, among others, may lead to the Fund’s shares trading at a premium or discount to their NAV and bid-ask spreads may widen. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Cash Transactions Risk — Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds at least partially in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk — Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Derivatives Risk — The Fund’s use of futures contracts is subject to leverage risk, correlation risk, liquidity risk and market risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Each of the above risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Leverage Risk — The Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Valuation Risk — The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Large Purchase and Redemption Risk — Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

Sector Focus Risk — Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of sectors.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Non-Diversification Risk — The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers. Because the Fund is non-diversified, it may be more susceptible to a single adverse economic or political occurrence affecting one or more of the issuers, and may experience increased volatility due to its investments in those securities. However, the Fund intends to satisfy the diversification requirements for classification as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

New Fund Risk — Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Performance Information

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available on the Fund’s website at https://funds.rayliant.com or by calling toll-free to 866-898-1688.

Investment Adviser and Investment Sub-Adviser

Rayliant Investment Research, doing business as Rayliant Asset Management, serves as investment adviser to the Fund. Sumitomo Mitsui DS Asset Management Company, Ltd, doing business as SMDAM, serves as investment sub-adviser to the Fund.

Portfolio Managers

Rayliant Investment Research, doing business as Rayliant Asset Management

Jason Hsu, PhD, Chief Investment Officer, has managed the Fund since its inception in 2024.

Mark Schlarbaum, Managing Director, Head of Capital Markets and Trading, has managed the Fund since its inception in 2024.

Phillip Wool, Senior Managing Director, Head of Research, has managed the Fund since its inception in 2024.

Sumitomo Mitsui DS Asset Management Company, Ltd, doing business as SMDAM

Tomoko Yokoyama, CMA, Portfolio Manager, has managed the Fund since its inception in 2024.

Takahiro Uemura, CMA, Portfolio Manager, has managed the Fund since its inception in 2024.

Purchase and Sale of Fund Shares

The Fund issues shares to (or redeems shares from) certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the Fund and/or cash.

Individual shares of the Fund may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.rayliantfunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

More Information About the Fund’s Investment Objective and Principal Investment Strategies

The investment objective of the Fund is to seek long-term capital appreciation. The investment objective of the Fund is not a fundamental policy and may be changed by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”) without shareholder approval.

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in equity securities of issuers located in Japan. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

The Fund’s sub-adviser, Sumitomo Mitsui DS Asset Management Company, Ltd, doing business as SMDAM (the “Sub-Adviser” or “SMDAM”), considers an issuer to be located in Japan if it meets one or more of the following criteria: (i) the issuer is organized under the laws of, or has its principal office in Japan; (ii) the issuer has the primary trading markets for its securities in Japan; (iii) the issuer derives at least 50% of its revenue or profits from goods or services sold or performed, or investments made, in Japan; or (iv) the issuer has at least 50% of its assets in Japan. For clarity, the Sub-Adviser may rely on only one criterion to determine an issuer’s location even if other criteria may indicate a different location.

The equity securities in which the Fund primarily invests are common stock and preferred stock. The Fund’s portfolio allocations to common and preferred stocks are determined by the Sub-Adviser based upon current and relative yield and the potential total return of these securities relative to their investable universe. The Fund may invest in securities of companies with any market capitalization. The Fund’s equity investments may also include derivatives, principally futures contracts, which will be used primarily by the Fund for hedging purposes, to equitize cash positions in the Fund’s portfolio, or to otherwise gain exposure to an instrument without investing in such instrument directly. The Fund will utilize futures contracts because they not only provide equity exposure to the Fund’s cash balance, but also provide increased flexibility in responding to client cash flow needs (e.g., redemptions). Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced.

The Fund possesses the discretion to allocate investments across various sectors; however, the execution of the Fund’s investment strategy may lead to a substantial portion of its net assets being invested in one or more sectors at any particular juncture. The selection of these sectors is contingent upon prevailing market demand. No predetermined sectors exist, as the Fund engages in entirely bottom-up fundamental research, potentially resulting in the Fund focusing on one or more sectors from time to time.

Subject to the Adviser’s oversight, the Sub-Adviser makes investment decisions regarding which securities to buy and sell for the Fund. In identifying securities to purchase for the Fund’s portfolio, the Sub-Adviser focuses on companies that it believes demonstrate sustainable earnings growth, based on the Sub-Adviser’s fundamental analysis of individual companies. In the Sub-Adviser’s view, companies that have sustainable earnings growth are companies that (i) establish competitive and advantageous positions in growing markets and segments where demand is rapidly rising; (ii) have distinctive business models that create new markets where the Sub-Adviser determines that competition does not exist and enjoy substantial marginal profits; and (iii) are able to ignite new demand by developing new products and services which the Sub-Adviser determines did not exist previously. To identify companies falling under any of the three perspectives outlined above, the Sub-Adviser initially identifies growth fields (themes) and related companies expected to expand in the market over the next three to five years. Subsequently, the Sub-Adviser assesses a company’s competitiveness through interviews with representatives from the company itself, considering factors such as market growth potential and competitive environment. Qualitative evaluations focus on determining whether the company possesses a structure conducive to sustainable profit growth, while quantitative evaluation examines growth potential, such as sales and profit growth rates, as well as profitability metrics like profit margin. Other fundamental characteristics are also considered when evaluating companies to be included in the Fund’s portfolio, including but not limited to (i) size, stability and trajectory of cash flows; (ii) management’s experience, capability and depth; (iii) marketing strategies; (iv) current and future products or services; (v) corporate governance; and (vi) financial health. A determination to sell a company is typically triggered by either (i) negative change on company fundamentals; or (ii) stock price volatility.

Due to its investment strategy, the Fund may buy and sell securities frequently. The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may, but is not obligated to, invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may cause the Fund to forgo greater investment returns for the safety of principal and the Fund may therefore not achieve its investment objective. The Fund will only do so if the Adviser believes that the risk of loss outweighs the opportunity to pursue the Fund’s investment objective.

This prospectus describes the Fund’s principal investment strategies, and the Fund will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund’s Statement of Additional Information (the “SAI”) (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goals.

More Information About Principal Risks

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goals. The Adviser’s and the Sub-Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser or Sub-Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Equity Market Risk — Because the Fund may invest in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. The market as a whole may not favor the types of investments the Fund makes. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, industry or geographic region. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Risk of Investing in Japan — Because the Fund investments in securities of Japanese companies, the Fund is more susceptible to changes in Japanese economic and political conditions. The growth of Japan’s economy has historically lagged that of its Asian neighbors and other major developed economies. In the past, the Japanese economy has been adversely affected by, among other factors, trade tariffs, government intervention and other protectionist measures, relatively high unemployment rates, competition from emerging economies and the economic conditions of its trading partners. There can be no assurance that overseas demand for the products and services of

Japanese companies will not change adversely in the future. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political, or social instability in those countries (whether resulting from local or global events). Historically, Japan has had unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund’s investments.

Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. In addition, Japan relies on oil imports, and higher commodity prices could have a negative impact on the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. In addition, Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness. Natural disasters, such as earthquakes, volcanoes, typhoons or tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy and, in turn, the Fund.

Foreign Company Risk — Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the Fund’s portfolio. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies of the affected country and other countries with which it does business, which in turn could adversely affect the Fund’s investments in that country and other affected countries. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in the Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

Foreign Currency Risk — As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Large Capitalization Risk — If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Medium Capitalization Companies Risk — Investing in equity securities of medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. Medium capitalization companies in which the Fund may invest may have greater price volatility, lower trading volume and be more vulnerable to adverse business or economic events than larger, more established companies. In addition, medium capitalization companies may have narrow product lines, smaller shares of their product or service markets and fewer financial resources than large capitalization companies.

Small Capitalization Companies Risk — Compared to medium and large capitalization companies, small capitalization companies in which the Fund may invest may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Geographic Focus Risk — To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Preferred Stock Risk — Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Management Risk — The Fund is subject to the risk that the Adviser’s and/or the Sub-Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. In addition, the prices of common stocks move up and down in response to corporate earnings and developments, economic and market conditions and anticipated events. Individual issuers may report poor results or be negatively affected by industry and/or economic trends and developments. The Fund’s investment success depends on the skill of the Adviser and/or the Sub-Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser’s conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Growth Style Risk — The Adviser’s growth investment style may increase the risks of investing in the Fund. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly when it appears that those expectations will not be met. In addition, a growth investing style may go in and out of favor over time, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

ETF Risks — The Fund is an ETF and, as a result of this structure, it is exposed to the following risks:

Trading Risk — Although Fund shares are listed for trading on a listing exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Secondary market trading in the Fund’s shares may be halted by a listing exchange because of market conditions or for other reasons. In addition, trading in the Fund’s shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the Fund’s shares will continue to be met or will remain unchanged.

Shares of the Fund may trade at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the prior most recent calculation. The trading prices of the Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. These factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV and bid-ask spreads may widen. However, given that shares can be created and redeemed only in Creation Units at NAV, the Adviser does not believe that large discounts or premiums to NAV will exist for extended periods of time. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Where all or a portion of the Fund’s underlying securities trade in a market that is closed when the market in which the Fund’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Investors buying or selling shares of the Fund in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares of the Fund, including bid/ask spreads, frequent trading of such shares may significantly reduce investment results and an investment in the Fund’s shares may not be advisable for investors who anticipate regularly making small investments.

Cash Transactions Risk — Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds at least partially in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk — Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. An active trading market for shares of the Fund may not develop or be maintained, and, particularly during times of market stress, Authorized Participants or market makers may step away from their respective roles in making a market in shares of the Fund and in executing purchase or redemption orders. This could, in turn, lead to variances between the market price of the Fund’s shares and the value of its underlying securities.

Derivatives Risk — The Fund’s use of futures is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. There can be no assurance that the Adviser’s use of derivatives will be successful in achieving its intended goals.

Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

Moreover, regulation relating to the Fund’s use of derivatives and related instruments, including Rule 18f-4 under the 1940 Act, could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price. The risks of futures include: (i) leverage risk; (ii) correlation risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Leverage Risk — The Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Valuation Risk — The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). Because foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Active Management Risk — The Fund is subject to the risk that the Adviser’s and/or the Sub-Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Large Purchase and Redemption Risk — Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

Sector Focus Risk — Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of sectors.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Non-Diversification Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

New Fund Risk — Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Information About Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

Investment Adviser

Rayliant Investment Research, a California registered corporation doing business as Rayliant Asset Management, serves as the investment adviser to the Fund. The Adviser’s principal place of business is 135 N. Los Robles Avenue, Suite 110, Pasadena, California 91101. The Adviser is wholly owned by Rayliant Global Advisors Limited (“RGA”), which was established in February 2012 as the Asian hub for Research Affiliates, LLC (“Research Affiliates”) under the name Research Affiliates Global Advisors, Ltd. As of January 31, 2024, the Adviser had approximately $133.6 million in assets under management.

The Adviser continuously reviews, supervises and administers the Fund’s investment program. In addition, the Adviser oversees the Sub-Adviser to ensure the Sub-Adviser’s compliance with the investment policies and guidelines of the Fund and monitors the Sub-Adviser’s adherence to its investment styles. The Board oversees the Adviser and the Sub-Adviser and establishes policies that the Adviser and the Sub-

Adviser must follow in their management activities. The Adviser pays the Sub-Adviser out of the advisory fees it receives from the Funds. For its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.65% of the average daily net assets of the Fund.

The Adviser has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep total annual operating expenses (excluding any class-specific expenses (including distribution and service (12b-1) fees), interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.72% of the Fund’s average daily net assets until January 31, 2026 (the “contractual expense limit”).

In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the date of the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement will terminate automatically upon the termination of the Fund’s investment advisory agreement and may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2026.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement will be available in the Fund’s first Annual or Semi-Annual Report to Shareholders.

Sub-Adviser

Sumitomo Mitsui DS Asset Management Company, Ltd, doing business as SMDAM, located at Toranomon Hills Business Tower 26F, 17-1, Toranomon 1-chome, Minato-ku, Tokyo, serves as a sub-adviser to the Fund. SMDAM, a limited company organized in Japan, is registered as an investment adviser with the SEC and was formed by the merger of Sumitomo Mitsui Asset Management Company, Ltd and Daiwa

SB Investments Ltd in 2019. As of January 31, 2024, SMDAM had approximately $137.7 billion in assets under management.

Subject to the Adviser’s oversight, the Sub-Adviser makes investment decisions regarding which securities to buy and sell for the Fund in accordance with the investment policies and guidelines of the Fund. For its services, the Sub-Adviser is entitled to a fee from the Adviser, which fee is calculated daily and paid monthly, at an annual rate of 50% of the advisory fee, net of any Fund waivers or reimbursements, received by the Adviser from the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment sub-advisory agreement will be available in the Fund’s first Annual or Semi-Annual Report to Shareholders.

Portfolio Managers

Rayliant

Jason Hsu, PhD has served as Chief Investment Officer at the Adviser since June 2017. He is also the founder and chairman of RGA. Previously, Mr. Hsu was Co-Founder and Vice Chairman of Research Affiliates from 2007 to 2018. He has over 21 years of industry experience. He holds a BS in Physics from the California Institute of Technology, an MS in Finance from Stanford University and a PhD in Finance from UCLA.

Mark Schlarbaum has over 29 years of industry experience and has served as Managing Director, Head of Capital Markets and Trading at the Adviser since December 2020. Previously, Mr. Schlarbaum was Managing Partner at KraneShares from December 2014 to January 2020 during which he oversaw the firm’s ETF business growth. He was also the portfolio manager for all KraneShares funds. He holds a BA in Economics from Purdue University.

Phillip Wool, PhD has served as Senior Managing Director and Head of Research at the Adviser since September 2022 and prior to that, Head of Investment Solutions since June 2017. Previously, he was an Assistant Professor of Finance at State University of New York in Buffalo from 2013 to 2017. Mr. Wool has over 20 years of industry experience. He received a BA and a BSBA from Washington University in St. Louis and a PhD in finance from UCLA.

SMDAM

Tomoko Yokoyama, CMA, Portfolio Manager, joined SMDAM in 2012 and has held various positions including asset allocation for global funds, quantitative investments in Asian and Chinese equities, and Japanese equities GARP and growth investing. She holds an M.Sc. in Mathematics and Computing Science from the Graduate School of Tokyo Institute of Technology.

Takahiro Uemura, CMA, Portfolio Manager, has over 32 years of industry experience has been with SMDAM since 1999 when he first joined Sumitomo Mitsui Asset Management, which was one of SMDAM’s legacy companies pre-merger. He started his investment career in 1991 with a life insurance company as a portfolio manager/analyst and worked in New York for 1 year in Paine Webber’s semiconductor sector research team. In 1999, he became responsible for major public and corporate pension funds and several investment trust funds at Sumitomo Mitsui Asset Management and became lead portfolio manager of the Japan Growth Strategy in 2009. He holds a B.Sc. in Engineering from Waseda University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

Purchasing and Selling Fund Shares

Shares of the Fund are listed for trading on the Exchange. When you buy or sell the Fund’s shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares of the Fund will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of such shares. A business day with respect to the Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund’s NAV is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. NAV is determined each business day, normally as of the close of regular trading of the New York Stock Exchange (ordinarily 4:00 p.m., Eastern time).

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, securities are valued at fair value. The Board has designated the Adviser as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. The Adviser has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Adviser makes fair value determinations. The Adviser’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that is assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

With respect to non-U.S. securities held by the Fund, the Adviser may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. Foreign securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any foreign securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the foreign markets and the time as of which the Fund prices its shares, the value the Adviser assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Adviser may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

There may be limited circumstances in which the Adviser would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security.

Payments to Financial Intermediaries

The Fund and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Fund and/or its shareholders.

Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or its respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information, please see “Payments to Financial Intermediaries” in the SAI.

Distribution Plan

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), that allows the Fund to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee is 0.25% of the average daily net assets of the Fund.

The implementation of any payments under the distribution plan must be approved by the Board prior to implementation.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Other Policies

Excessive Trading Policies and Procedures

The Fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund’s investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, shares of the Fund are issued and redeemed only in large quantities of shares known as Creation Units available only from the Fund directly to Authorized Participants, and that most trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Fund or its shareholders. In addition, frequent trading of the Fund’s shares by Authorized Participants and arbitrageurs is critical to ensuring that the market price remains at or close to NAV.

Dividends, Distributions and Taxes

Fund Distributions

The Fund distributes its net investment income, if any, and makes distributions of its net realized capital gains, if any, at least annually. If you own shares of the Fund on the Fund’s record date, you will be entitled to receive the distribution.

Dividend Reinvestment Service

Brokers may make available to their customers who own shares of the Fund the Depository Trust Company book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables.

Tax Information

The following is a summary of certain important U.S. federal income tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. Your investment in the Fund may have other tax implications. More information about taxes is located in the SAI.

You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund intends to elect and to qualify each year as a RIC under the Code. If the Fund maintains its qualification as a RIC and meets certain minimum distribution requirements, then the Fund is generally not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, if the Fund fails to qualify as a RIC or to meet minimum distribution requirements it would result (if certain relief provisions were not available) in fund-level taxation and consequently a reduction in income available for distribution to shareholders.

Unless you are a tax-exempt entity or your investment in Fund shares is made through a tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions, you sell Fund shares, and you purchase or redeem Creation Units (Authorized Participants only).

Tax Status of Distributions

●	The Fund intends to distribute for each year substantially all of its net investment income and net capital gains income.

●	Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.

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The income dividends you receive from the Fund may be taxed as either ordinary income or “qualified dividend income.” Dividends that are reported by the Fund as qualified dividend income are generally taxable to non-corporate shareholders at a maximum tax rate currently set at 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income generally is income derived from dividends paid to the Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. Japan has a comprehensive income tax treaty with the United States that permits corporations incorporated therein to be treated as qualified foreign corporations that are able to distribute dividends eligible to be treated as qualified dividend income. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. For such dividends to be taxed as qualified dividend income to a non-corporate shareholder, the Fund must satisfy certain holding period requirements with respect to the underlying stock and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of the Fund’s shares. Holding periods may be suspended for these purposes for stock that is hedged. Distributions that the Fund receives from an underlying fund taxable as a RIC will be treated as qualified dividend income only to the extent so reported by such underlying fund. Certain of the Fund’s investment strategies may limit its ability to make distributions eligible to be treated as qualified dividend income.

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Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned its shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions from the Fund’s net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable as long-term capital gains regardless of how long you have owned your shares. For non-corporate shareholders, long-term capital gains are generally taxable at a maximum tax rate currently set at 20% (lower rates apply to individuals in lower tax brackets). Distributions from the Fund’s short-term capital gains are generally taxable as ordinary income.

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Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. The Fund’s investment strategies will significantly limit their ability to distribute dividends eligible for the dividends received deduction.

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In general, Fund distributions are subject to federal income tax for the year in which they are paid. However, distributions paid in January but declared by the Fund to shareholders of record in October, November or December of the previous year will be treated as having been received by shareholders on December 31 of the calendar year in which declared, and thus may be taxable to you in the previous year.

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You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and generally should be avoided by taxable investors.

●	the Fund (or your broker) will inform you of the amount and character of any distributions shortly after the close of each calendar year.

Tax Status of Share Transactions

Each sale of Fund shares or redemption of Creation Units will generally be a taxable event. Assuming a shareholder holds Fund shares as a capital asset, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than twelve months. Any capital gain or loss realized upon a sale of Fund shares held for twelve months or less is generally treated as short-term gain or loss. Any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent distributions of long-term capital gain were paid (or treated as paid) with respect to such shares. Any loss realized on a sale will be disallowed to the extent shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. For tax purposes, an exchange of shares for shares of a different fund is the same as a sale. The ability to deduct capital losses may be limited.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between (i) the market value of the Creation Units at the time of the exchange plus any cash received in the exchange and (ii) the exchanger’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between (i) the Authorized Participant’s basis in the Creation Units and (ii) the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service, however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. Authorized Participants should consult their own tax advisor with respect to whether wash sales rules apply and when a loss might be deductible.

The Fund may pay the redemption price for Creation Units at least partially with cash, rather than the delivery of a basket of securities. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.

The cost basis of shares of the Fund acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Foreign Taxes

To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund receives from sources in foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. If more than 50% of the total assets of the Fund consist of foreign securities at the end of the Fund’s taxable year, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or your broker) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Net Investment Income Tax

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including certain capital gain distributions and capital gains realized on the sale of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors

If you are a nonresident alien individual or a foreign corporation, partnership, trust or estate, (i) the Fund’s ordinary income dividends distributed to you will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies but (ii) gains from the sale or other disposition of your shares of the Fund generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty.

Backup Withholding

The Fund (or financial intermediaries, such as brokers, through which shareholders own shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that the shareholder is not subject to such withholding.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

More information about taxes is included in the SAI.

Additional Information

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933 (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Fund’s distributor, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares of the Fund. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares of the Fund, whether or not participating in the distribution of such shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares of the Fund that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Premium/Discount Information

Information regarding how often the shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for various time periods can be found at www.rayliantfunds.com.

Contractual Arrangements

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial Highlights

Because the Fund has not commenced operations as of the date of this prospectus, financial highlights for the Fund are not available.

The Advisors’ Inner Circle Fund III

Rayliant SMDAM Japan Equity ETF

Investment Adviser

Rayliant Investment Research, doing business as Rayliant Asset Management
135 N. Los Robles Avenue, Suite 110
Pasadena, California 91101

Sub-Adviser

Sumitomo Mitsui DS Asset Management Company, Ltd, doing business as SMDAM
Toranomon Hills Business Tower 26F,
17-1, Toranomon 1-chome, Minato-ku, Tokyo,
Japan, 105-6426

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
2222 Market Street
Philadelphia, Pennsylvania 19103

More information about the Fund is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated April 1, 2024, as it may be amended from time to time, includes detailed information about the Fund and The Advisors’ Inner Circle Fund III. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: Once available, these reports list the Fund’s holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report (When Available), or More Information:

By Telephone:	866-898-1688
By Mail:	Rayliant ETFs c/o SEI Investments Distribution Co. One Freedom Valley Drive Oaks, Pennsylvania 19456
By Internet:	https://funds.rayliant.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, when available, as well as other information about The Advisors’ Inner Circle Fund III, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-22920.

RAY-PS-004-0100